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                                                                   EXHIBIT 10.10




                         AMERICAN HOMESTAR CORPORATION
                      NON-QUALIFIED STOCK OPTION AGREEMENT


         1. Grant of Option. Pursuant to a resolution of the Compensation Committee of the Board of Directors of American Homestar Corporation, a Texas corporation (the "Company"), dated November 15, 1996 (the "Date of Grant"), the Company hereby grants Laurence A. Dawson, Jr. ("Optionee") a Non-Qualified Stock Option (the "Option") to purchase from the Company a total of 75,000 shares of the Company's common stock, par value $0.05 per share (the "Common Stock") at an exercise price of $17.00 per share, in the amounts, during the periods, and upon the terms and conditions set forth herein; provided, however, that notwithstanding anything herein to the contrary, the granting of the Option is subject to the approval of the shareholders of the Company, and this Option may not be exercised, in whole or in part, until and unless such approval has been obtained.

         2. Term of Exercise. The Option shall terminate on November 15, 2006. Subject to the previous sentence, the Option may be exercised after November 15, 2005; provided, however, that this Option may be exercised earlier according to the following schedule:

               25,000 shares:                     if the Company's Market Cap
                                                  equals or exceeds $300
                                                  million at any time on or
                                                  prior to November 15, 2000

               25,000 additional shares:          if the Company's Market Cap
                                                  equals or exceeds $400
                                                  million at any time on or
                                                  prior to November 15, 2000

               25,000 additional shares:          if the Company's Market Cap
                                                  equals or exceeds $500
                                                  million at any time on or
                                                  prior to November 15, 2000


As used herein, the term "Company's Market Cap" shall mean the market capitalization of the Company which shall be determined, on any given day, by multiplying the last closing price of the Common Stock on such day by the number of issued and outstanding shares of Common Stock on such day.

         3.      Restrictions on Exercise.  The Option:

                 (a) may be exercised only with respect to full shares of Common Stock and no fractional shares of Common Stock shall be issued upon exercise of the Option; and

                 (b) may be exercised, in whole or in part, but no certificates representing shares of Common Stock subject to the Option shall be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Option, or issuance of securities upon such exercise, shall have not been taken or secured, or an opinion of counsel for the Company has not been received stating that no such consent, approval or authorization is necessary.
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         4.      Manner of Exercise.  The Option may be exercised by written notice to the Company of the number of shares of Common Stock being purchased and the exercise price to be paid accompanied by the following:

                 (a) full payment of the exercise price in United States dollars, or in shares of Common Stock then owned by the Optionee, or in any other form of valid consideration, or a combination of any of the foregoing as required or permitted by the Board of Directors in its discretion; and

                 (b) an undertaking to furnish or execute such documents as the Company in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the Option, (ii) to determine whether registration is then required under the Securities Act of 1933, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933 (the "Securities Act"), or any other federal, state or local law, as then in effect.

Upon due exercise of the Option, the Company shall issue certificates representing shares of Common Stock registered in the name of the person exercising the Option.

         5. Withholding of Taxes. The Company shall be entitled to withhold from any payments otherwise due Optionee such amounts as may be necessary to satisfy any federal income tax withholding requirement with respect to the exercise of the Option, the transfer of shares of Common Stock, or the disposition of such shares, and may, if necessary, collect from Optionee additional amounts necessary to satisfy the withholding requirement.

         6. Non-Transferability of Option. The Option is not assignable or transferable by Optionee otherwise than by will or the laws of descent and distribution and during the lifetime of Optionee may only be exercised by Optionee.

         7. Rights as Shareholder. Neither the Optionee nor any of Optionee's beneficiaries shall be deemed to have any rights as a shareholder of the Company with respect to any shares covered by the Option until the issuance of a certificate to the Optionee for such shares. Except as provided in Section 9 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         8. Capital Adjustments. The aggregate number of shares of Common Stock covered by the Option and the exercise price per share of Common Stock covered by the Option shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock.

         9. Rights in Event of Death of Optionee. If Optionee dies prior to termination of Optionee's rights to exercise the Option in accordance with the provisions of this Agreement without having exercised the Option as to all shares covered hereby, the Option may be exercised by Optionee's estate or a person who acquired the right to exercise the Option by request or inheritance or by reason of the death of Optionee; provided, however, that, the period during
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which the Option may be so exercised shall not continue beyond the expiration of the Option or one year from the date of Optionee's death, whichever date first occurs.

         10. Shares Purchased for Investment. Optionee agrees that any shares of Common Stock acquired on exercise of this Option shall be acquired solely for Optionee's own account and not as a nominee or agent for any other person, for investment, and not with a view to, or for offer or resale in connection with, any distribution thereof within the meaning of the Securities Act or other applicable securities laws. Optionee understands that any shares of Common Stock acquired on exercise of this Option have not been registered under the Securities Act or under any applicable blue sky or other state securities law or regulation (hereinafter collectively referred to as "blue sky laws") and that Optionee cannot offer for sale, sell, pledge, transfer or otherwise dispose of such shares of Common Stock unless such shares of Common Stock have been registered under the Securities Act and under any applicable blue sky laws, or unless an exemption from such registration is available with respect to any such proposed offer, sale, pledge, transfer or other disposition. Optionee agrees that a restrictive legend addressing the foregoing restrictions on transfer may be placed on certificates representing any shares of Common Stock acquired on exercise of this Option and that transfer of such shares of Common Stock may be refused by the Company or its transfer agent, if any, if in the opinion of counsel to the Company any proposed sale or other disposition thereof by Optionee would not be in compliance with the Securities Act or any other applicable federal securities laws or blue sky laws.

         11. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at 2450 South Shore Boulevard, Suite 300, League City, Texas 77573, Attention: Craig A. Reynolds. Each notice to Optionee or other person or persons then entitled to exercise the Option shall be addressed to Optionee at the address specified below or such other person or persons at Optionee's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

         12. No Obligation to Exercise Option. This Agreement does not impose any obligation upon Optionee to exercise the Option.

         13. Law Governing. THIS AGREEMENT IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.
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         EXECUTED as of the date first set forth above.


                                        AMERICAN HOMESTAR CORPORATION



                                        By: /s/ Craig A. Reynolds
                                          -------------------------------
                                        Its: Vice President - Finance
                                           ------------------------------

                                        OPTIONEE:



                                        /s/ Laurence A. Dawson, Jr.
                                        ---------------------------------
                                        Laurence A. Dawson, Jr.


                                        Address: